Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2000



                           TROY FINANCIAL CORPORATION
                           --------------------------
               (Exact name of Registrant as specified in Charter)



         Delaware                        000-25439                16-1559508
----------------------------         -----------------        ------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)



                     32 Second Street, Troy, New York 12180
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                          ------------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

                  Troy Financial Corporation announced on December 28, 2000 that David J. DeLuca has been appointed as Senior Vice President and Chief Financial Officer of Troy. The press release describing the appointment is attached as
Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------
(a)      Not applicable.


(b)      Not applicable.


(c)      Exhibits.

         Exhibit
         No.               Description
         ---               -----------

        99.1               Press Release dated December 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TROY FINANCIAL CORPORATION
                            --------------------------
                            (Registrant)

                            By   /s/ David J. DeLuca
                               -----------------------------------------
                               David J. DeLuca
                               Senior Vice President and Chief Financial Officer

Date: December 28,  2000

                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------

        99.1               Press Release dated December 28, 2000.